Investment in NUAI shares	6 Months Ended
Jun. 30, 2026
Investments, All Other Investments [Abstract]
Investment in NUAI shares

Note 8. Investment in NUAI shares

As part of the consideration received from the sale of Texas Critical Data Centers, LLC (“TCDC”), the Company received common shares of New Era Energy & Digital Inc. (“NUAI”), which were initially measured at fair value based on the quoted market price on the transaction date. Management concluded that no liquidity or marketability discount was necessary as the shares were traded in an active market with sufficient trading volume to support orderly disposition without materially impacting market price. The investment is subsequently remeasured using quoted market prices in an active market, with changes in fair value recognized in earnings.

On May 14, 2026, the Company sold all of its NUAI common shares for $14,984 thousand, with the proceeds received and recorded as cash held in trust. The carrying amount of the investment immediately prior to the sale was $8,490 thousand, resulting in a realized gain on sale of $6,493 thousand.